UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 20, 2013

Joe’s Jeans Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 South Eastern Avenue, Commerce, California		90040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  323-837-3700

Not Applicable

 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 20, 2013, Joe’s Jeans Inc., a Delaware corporation (the “Company”), and Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, both wholly-owned subsidiaries of the Company, as “Borrowers” (the “Borrowers”), and certain of its subsidiaries party thereto, as “Guarantors,” entered into the Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement (the “Amendment”) with The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent.  The Amendment amends the (i) Revolving Credit Agreement, dated as of September 30, 2013 (the “Revolving Credit Agreement”), by and among the Borrowers, the Company, certain subsidiaries of the Company party thereto,  The CIT Group/Commercial Services, Inc., as administrative agent, collateral agent, documentation agent and syndication agent, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto, and (ii) the Guarantee and Collateral Agreement, dated as of September 30, 2013 (the “Revolver Guarantee and Collateral Agreement”), by and among the Borrowers, the Company, certain subsidiaries of the Company party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent.

The Amendment was entered into to modify existing, add and /or delete certain definitions to the Revolving Credit Agreement and Revolver Guarantee and Collateral Agreement, as the case may be, including the definitions of “Banking Services,” “Banking Service Obligations,” “Banking Services and Swap Obligations Reserve,” “Borrower Obligations,” “Designated Swap Obligations,” “Eligible Inventory,” “Eligible Retail Inventory,” “Obligations,” “Required Lenders,” “Reserves,” and “Secured Parties.”  In addition, certain other conforming or clarifying changes were made to various other sections of the Revolving Credit Agreement and/or the Revolver Guarantee and Collateral Agreement.

The foregoing descriptions of the Revolving Credit Agreement, the Revolver Guarantee and Collateral Agreement, and the Amendment do not purport to be complete and are subject to, and qualified, in their entirety by, the full text of the Revolving Credit Agreement, which is attached hereto as Exhibit 10.1, the Revolver Guarantee and Collateral Agreement, which is attached hereto as Exhibit 10.2, and the Amendment, which is attached hereto as Exhibit 10.3, each of which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Revolving Credit Agreement, the Revolver Guarantee and Collateral Agreement, and the Amendment set forth above in Item 1.01 of this Current Report on Form 8-K and in the Company’s Current Report on Form 8-K filed on October 4, 2013, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Revolving Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent, collateral agent, documentation agent and syndication agent, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.2

Guarantee and Collateral Agreement, dated as of September 30, 2013, by and among, Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.8 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.3

Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe’s Jeans Inc.

December 23, 2013	By:	/s/ Marc B. Crossman
Name: Marc B. Crossman
Title: President, Chief Executive Officer, and Director

EXHIBIT INDEX

Exhibit No.	Description

10.1

Revolving Credit Agreement, dated as of September 30, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, The CIT Group/Commercial Services, Inc., as administrative agent, collateral agent, documentation agent and syndication agent, CIT Finance LLC, as sole lead arranger and sole bookrunner, and the lenders party thereto (incorporated by reference to Exhibit 10.3 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.2

Guarantee and Collateral Agreement, dated as of September 30, 2013, by and among, Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.8 to Joe’s Jeans Inc.’s Current Report on Form 8-K filed on October 4, 2013, File No. 000-18926).

10.3

Omnibus Amendment No. 1 to Revolving Credit Agreement and Guarantee and Collateral Agreement, dated as of December 20, 2013, by and among Joe’s Jeans Subsidiary, Inc. and Hudson Clothing, LLC, Joe’s Jeans Inc., certain subsidiaries of Joe’s Jeans Inc. party thereto, and The CIT Group/Commercial Services, Inc., as administrative agent and collateral agent.